                                   [ATI LOGO]

                        ADVANCED TELECOMMUNICATIONS, INC.

                              ISSUANCE AND SALE OF
                            SERIES Cl PREFERRED STOCK

                                DECEMBER 13, 1999

                                 AMENDMENT NO. 1

                                       TO

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     This Amendment No. 1 to Series C Preferred Stock Purchase Agreement (the "AMENDMENT") is made as of December 13, 1999 by and among:

     (i) Advanced Telecommunications, Inc., a Delaware corporation (the "Company");

     (ii)   Stolberg, Meehan & Scano II, L.P. ("Stolberg");

     (iii) Bain Capital Fund VI, L.P. ("Bain") and the other Persons who are listed on the signature pages hereto as Bain Purchasers (the "BAIN PURCHASERS");

     (iv)   J.P. Morgan Ventures Corporation ("JP Morgan");

     (v)    Mount Washington Associates L.L.C. ("MOUNT WASHINGTON");

     (vi)   Steven M. Simon ("Simon");

     (vii)  Paul Cady ("P._Cady");

     (viii) Daniel P. Cady and Jane Maland Cady ("D. Cady"); and

     (ix)   David G. Cady and Kim S. Cady ("DG Cady").

                                    RECITALS

     1. The Bain Purchasers, Stolberg, JP Morgan, Mount Washington, Simon, P. Cady, D. Cady and DG Cady (collectively, the "SUBSEQUENT PURCHASERS") have agreed to purchase shares of the Company's Series Cl Preferred Stock, par value $0.01 per share (the "SERIES Cl PREFERRED STOCK") on the conditions and subject to the terms set forth in the Series C Preferred Stock Purchase Agreement dated September 30, 1999 by and among the Company, the Bain Purchasers, Stolberg and certain other Purchasers (the "STOCK PURCHASE AGREEMENT"), as amended by this Amendment.

     2. The Company and the Majority Purchasers, which includes the Majority Bain Purchasers and Stolberg, desire to amend the Stock Purchase Agreement to include JP Morgan, Mount Washington, Simon, P. Cady, D. Cady and DG Cady as parties thereto and to include the Series Cl Preferred Stock as Shares thereunder. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

                                    AGREEMENT


     Therefore, the parties hereto hereby agree as follows:

     1. All references in the Stock Purchase Agreement and this Amendment to the "STOCK PURCHASE AGREEMENT" or the "AGREEMENT" shall be deemed to mean the Stock Purchase Agreement, as amended by this Amendment.

     2. The defined term "SHARES" in the Stock Purchase Agreement shall be deemed to include the shares of Series Cl Preferred Stock sold to the Subsequent Purchasers pursuant to the Stock Purchase Agreement.

     3. The defined term "STOCKHOLDERS AGREEMENT" shall be deemed to mean the Stockholders Agreement, as amended by Amendment No. 1 to Amended and Restated Stockholders Agreement dated as of the date hereof by and among the Company, the Bain Purchasers, Stolberg and certain other stockholders of the Company (the "AMENDMENT TO STOCKHOLDERS AGREEMENT").

     4. Section 1.3 of the Stock Purchase Agreement is hereby amended by replacing it in its entirety with the following:

          "1.3. SALE OF SHARES AT SUBSEQUENT CLOSINGS.

               1.3.1 SALE OF SHARES AT FIRST SUBSEQUENT CLOSING. The Company shall adopt and file with the Secretary of State of Delaware on or prior to the closing of the purchase of Series Cl Preferred Stock hereunder on December 13, 1999 (the "FIRST SUBSEQUENT CLOSING") a Second Amended and Restated Certificate of Incorporation in the form attached hereto as EXHIBIT L (the "SECOND AMENDED CHARTER").
          Subject to the terms and conditions contained herein, and based on the representations and warranties contained herein, each Subsequent Purchaser agrees, severally, to purchase, and the Company agrees to issue and sell to each Subsequent Purchaser on January 4, 2000, that number of shares of Series Cl Preferred Stock set forth in the column First Subsequent Closing opposite each Subsequent Purchaser's name on EXHIBIT A hereto at the per share purchase price of $6.00 (the "FIRST SUBSEQUENT PURCHASE PRICE").

               1.3.2 SALE OF SHARES AT OTHER SUBSEQUENT CLOSINGS. Subject to all of the terms and conditions of this Agreement and based on the representations and warranties contained herein, at any time after March 31, 2000 and prior to September 30, 2001, at the option of the Company and upon not less than ten Business Days prior written notice to the Bain Purchasers, the Bain Purchasers will purchase at not more than three subsequent closings (each, together with the First Subsequent Closing, a "SUBSEQUENT CLOSING") at a per share purchase price of $5.00 (or such other per share purchase price as shall be agreed to in writing by the Majority Bain Purchasers and a majority of the disinterested members of the Company's board of directors) a number of Shares not exceeding 6,000,000 shares; PROVIDED that in addition to the conditions set forth in Section 4.4 hereof, the following conditions have been met: (a) the Company shall have achieved the operational and financial targets set forth on EXHIBIT C hereto and (b) the CLEC Basket Market Value shall be greater than 11.2, as calculated on EXHIBIT D hereto (the "BASE MARKET VALUE"); PROVIDED, HOWEVER that in the event that one or more of the Designated CLECs ceases to be a publicly traded company trading under the ticker symbol under which it is trading as of Initial Closing, the Base Market Value shall be recalculated in good faith to exclude such Designated CLEC from the calculation."

     5. Section 4.4 of the Stock Purchase Agreement is hereby amended by renumbering it as Section 4.5.

     6. Section 4.3 of the Stock Purchase Agreement is hereby amended by replacing it in its entirety with the following:

               "4.3. FIRST SUBSEQUENT CLOSING. The obligations of each of the Subsequent Purchasers under Section 1 of this Agreement to purchase Shares at the First Subsequent Closing are subject to the fulfillment on or before the First Subsequent Closing of each of the following conditions unless waived in accordance with Section 8.1:

                    4.3.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2, as amended by the amended Schedules attached hereto as EXHIBIT M (the "AMENDED SCHEDULES"), shall be true and correct in all material respects on and as of the date of the First Subsequent Closing with the same effect as though such representations and warranties had been made on and as of the date of such First Subsequent Closing and the Subsequent Purchasers shall have received a certificate of the Chief Executive Officer or Chief Operating Officer of the Company to that effect.

                    4.3.2 PERFORMANCE. The Company shall have performed and
               complied with all agreements, obligations, and conditions contained in this Agreement and the Stockholders Agreement that are required to be performed or complied with by it on or before the First Subsequent Closing.

                    4.3.3 BOARD DETERMINATIONS. The board of directors of the
               Company shall have approved all issuances of Shares at the First Subsequent Closing and determined that the financing to be provided by the issuance and sale of Shares at the First Subsequent Closing is necessary or desirable in connection with the funding of the business of the Company and its Subsidiaries.

                    4.3.4 FILING OF SECOND AMENDED CHARTER. The Company shall
               have filed with the Secretary of State of Delaware the Second Amended Charter in the form attached hereto as EXHIBIT L and the Second Amended Charter shall have become effective.

                    4.3.5 OUALIFICATIONS. All authorizations, approvals, or
               permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of Shares to the Subsequent Purchasers or the execution, delivery and performance by the Company of this Agreement and the Stockholders Agreement shall have been duly obtained and shall be effective on and as of the First Subsequent Closing, other than those which are not required to be obtained before the First Subsequent Closing.

                    4.3.6 AMENDMENT TO STOCKHOLDERS AGREEMENT. The Amendment to
               Stockholders Agreement in the form attached hereto as EXHIBIT N shall have been executed and delivered by the parties thereto (other than the Purchasers in their capacity as such), no such party shall be in breach or default thereof and the Amendment to Stockholders Agreement shall be in full force and effect as of the First Subsequent Closing.

                    4.3.7 CONTINUED FULFILLMENT. The conditions set forth in
               Sections 4.1.4, 4.1.5 and 4.1.6 shall continue to have been fulfilled at the First Subsequent Closing.

                    4.3.8 SECRETARY'S CERTIFICATE. The Secretary of the Company
               shall have delivered to the Subsequent Purchasers at the First Subsequent Closing a Certificate dated as of the First Subsequent Closing, certifying: (a) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on the date of such certification; (b) that attached thereto is a true and complete copy of all resolutions adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Amendment and the Amendment to Stockholders Agreement and the issuance, sale and delivery of the Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement and the Stockholders Agreement;
               (c) that attached thereto is a true and complete copy of the charter of the Company as amended by the Second Amended Charter and (d) to the incumbency and specimen signature of certain officers of the Company.

                    4.3.9 OPINION OF COMPANY COUNSEL. The Subsequent Purchasers
               shall have received from Piper Marbury Rudnick & Wolfe LLP, counsel for the Company, an opinion substantially in the form (including, with respect to the Second Amended Charter, paragraph
               3) attached hereto as EXHIBIT G.

                    4.3.10 THIRD PARTY CONSENTS. The Company and each Subsidiary shall have received all required third party consents necessary to the consummation of the transactions contemplated by this Agreement.

                    4.3.11 PROCEEDINGS AND DOCUMENTS. All instruments and legal, governmental, administrative, corporate and partnership proceedings in connection with the issuance of Shares, this Agreement and the Amendment to Stockholders Agreement shall be reasonably satisfactory in form and substance to the Subsequent Purchasers, and the Subsequent Purchasers shall have received copies of all documents, including, without limitation, records of corporate or other proceedings, and any consents, licenses, approvals, permits and orders required to be secured by the Company in connection with the issuance of Shares, this Agreement and the Amendment to Stockholders Agreement or which any Purchaser may have reasonably requested in connection therewith.

               4.4. OTHER SUBSEQUENT CLOSINGS. The obligations of each of the Bain Purchasers under Section 1 of this Agreement to purchase Shares at each Subsequent Closing other than the First Subsequent Closing are subject to the fulfillment on or before each such Subsequent Closing of each of the following conditions unless waived in accordance with
          Section 8.1:

                    4.4.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the date of each Subsequent Closing with the same effect as though such representations and warranties had been made on and as of the date of such Subsequent Closing and the Bain Purchasers shall have received a certificate of the Chief Executive Officer or Chief Operating Officer of the Company to that effect.

                    4.4.2 PERFORMANCE. The Company shall have performed and
               complied with all agreements, obligations, and conditions contained in this Agreement and the Stockholders Agreement that are required to be performed or complied with by it on or before such Subsequent Closing.

                    4.4.3 BOARD DETERMINATIONS. The board of directors of the
               Company shall have approved all issuances of Shares at such Subsequent Closing and determined that the financing to be provided by the issuance and sale of Shares at such Subsequent Closing is necessary or desirable in connection with the funding of the business of the Company and its Subsidiaries.

                    4.4.4 CONTINUED FULFILLMENT. The conditions set forth in
               Sections 4.1.4, 4.1.5 and 4.1.6 shall continue to have been fulfilled at each such Subsequent Closing.

                    4.4.5 SECRETARY'S CERTIFICATE. The Secretary of the Company
               shall have delivered to the Bain Purchasers at such Subsequent Closing a Certificate, dated as of such Subsequent Closing, certifying: (a) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on the date of such certification; (b) that attached thereto is a true and complete copy of all resolutions adopted by the board of directors of the Company authorizing the issuance, sale and delivery of the Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement and the Stockholders Agreement; (c) that attached thereto is a true and complete copy of the charter of the Company as amended by the Second Amended Charter and (d) to the incumbency and specimen signature of certain officers of the Company.

                    4.4.6 OUALIFICATIONS. All authorizations, approvals, or
               permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of Shares to the Bain Purchasers or the execution, delivery and performance by the Company of this Agreement and the Stockholders Agreement shall have been duly obtained and shall be effective on and as of each Subsequent Closing, other than those which are not required to be obtained before each Subsequent Closing.

                    4.4.7 OPINION OF COMPANY COUNSEL. The Purchasers shall have received from Piper Marbury Rudnick & Wolfe LLP, counsel for the Company, an opinion substantially in the form (other than paragraph 3) attached hereto as EXHIBIT C.

                    4.4.8 THIRD PARTY CONSENTS. The Company and each Subsidiary shall have received all required third party consents necessary to the consummation of the transactions contemplated by this Agreement.

                    4.4.9 PROCEEDINGS AND DOCUMENTS. All instruments and legal, governmental, administrative, corporate and partnership proceedings in connection with the issuance of Shares, this Agreement and the Stockholders Agreement shall be reasonably satisfactory in form and substance to the Bain Purchasers, and the Bain Purchasers shall have received copies of all documents, including, without limitation, records of corporate or other proceedings, and any consents, licenses, approvals, permits and orders required to be secured by the Company in connection with the issuance of Shares, this Agreement and the Stockholders Agreement or which any Purchaser may have reasonably requested in connection therewith."

     7. Section 6.3 of the Stock Purchase Agreement is hereby amended by replacing it in its entirety with the following:

          "OTHER PURCHASERS" shall mean BancBoston Robertson Stephens Inc., Bayview 99 I, L.P., Bayview 99 II, L.P., Clark Callander, Richard Innenberg, JP Morgan, Mount Washington, Simon, P. Cady, D. Cady and DG Cady."

     8. Each of JP Morgan, Mount Washington, Simon, P. Cady, D. Cady and DG Cady shall become a party to the Stock Purchase Agreement by its execution of the signature page hereto and shall be designated as a "Purchaser" thereunder.

     9. EXHIBIT A to the Stock Purchase Agreement is hereby amended by replacing it in its entirety with EXHIBIT A attached hereto.

     10. The parties hereto acknowledge that Susan E. Rivera and Thomas J. Rivera ("RIVERA") have preemptive rights under the Stockholders Agreement in connection with the issuance of Shares at the First Subsequent Closing which they have not exercised to date. The number of shares of Series Cl Preferred Stock authorized in the Second Amended Charter shall be sufficient to accommodate the issuance of Shares to Rivera in the event Rivera exercises its preemptive rights. In the event that Rivera exercises its preemptive rights to purchase shares of Series Cl Preferred Stock, the parties agree that Rivera may become a party to the Stock Purchase Agreement by executing a joinder agreement and upon execution of such joinder agreement shall be designated as a "Purchaser" under the Stock Purchase Agreement entitled to rights and subject to obligations applicable to a Purchaser thereunder.

     11. Except as specifically amended by this Amendment, the Stock Purchase Agreement shall remain in full force and effect in accordance with its terms.

     12. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first written above.

THE COMPANY:              ADVANCED TELECOMMUNICATIONS, INC.


                          By: /s/ Clifford D. Williams
                              -----------------------------------------
                              Clifford D. Williams,
                              Chief Executive Officer

BAIN PURCHASERS:                   BAIN CAPITAL FUND VI, L.P.
                                   By: Bain Capital Partners VI, L.P.,
                                         its general partner
                                   By: Bain Capital Investors VI, Inc.,
                                         its general partner

                                   By:  /s/  Michael A. Krupka
                                       -----------------------------------
                                   Name:   Michael A. Krupka
                                   Title: Managing Director

                                   BCIP ASSOCIATES II
                                   BCIP TRUST ASSOCIATES II
                                   BCIP ASSOCIATES II-B
                                   BCIP TRUST ASSOCIATES II-B
                                   BCIP ASSOCIATES II-C
                                   By: Bain Capital, Inc.,
                                         their Managing Partner

                                   PEP INVESTMENTS PTY LTD.
                                   By: Bain Capital, Inc.,
                                         its attorney-in-fact

                                   By:  /s/  Michael A. Krupka
                                       ------------------------------------
                                   Name:   Michael A. Krupka
                                   Title: Managing Director

                                   SANKATY HIGH YIELD ASSET PARTNERS, L.P.
                                   By  /s/ Jonathan S. Levine
                                       ------------------------------------
                                   Name:  Jonathan S. Levine
                                   Title: Managing Director

                                   RGTP, LLC

                                   By:_____________________________________
                                   Name:
                                   Title:

BAIN PURCHASERS:                   BAIN CAPITAL FUND VI, L.P.
                                   By:  Bain Capital Partners VI, L.P.,
                                           its general partner
                                   By:  Bain Capital Investors VI, Inc.,
                                           its general partner
                                   By:______________________________________
                                   Name:   Michael A. Krupka
                                   Title: Managing Director

                                   BCIP ASSOCIATES II
                                   BCIP TRUST ASSOCIATES II
                                   BCIP ASSOCIATES II-B
                                   BCIP TRUST ASSOCIATES II-B
                                   BCIP ASSOCIATES II-C
                                   By: Bain Capital, Inc.,
                                         their Managing Partner

                                   PEP INVESTMENTS PTY LTD.
                                   By: Bain Capital, Inc.,
                                         its attorney-in-fact

                                   By:_______________________________________
                                   Name:   Michael A. Krupka
                                   Title: Managing Director

                                   SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                   By _______________________________________
                                      Name:
                                      Title: Managing Director

                                   RGIP, LLC

                                   By: /s/ R. Bradford Malt
                                       --------------------------------------
                                   Name: R. Bradford Malt
                                   Title: Managing Member

STOLBERG:                          STOLBERG MEEHAN & SCANO II, L.P.
                                   A DELAWARE LIMITED PARTNERSHIP
                                   BY: STOLBERG MEEHAN & SCANO LLC,
                                       GENERAL PARTNER


                                   By: /s/
                                      ----------------------------------------
                                   Name:
                                   Title:

JP MORGAN:                         J.P. MORGAN VENTURES CORPORATION


                                   By: /s/ John A. Mayer
                                      ----------------------------------------
                                   Name: John A. Mayer
                                   Title: Director

MOUNT WASHINGTON:                  MOUNT WASHINGTON ASSOCIATES L.L.C.

                                   By: /s/ Edwin M. Martin, Jr.
                                      ----------------------------------------
                                   Name: Edwin M. Martin, Jr.
                                   Title: Managing Member

SIMON:                             /s/ Steven M. Simon
                                   -------------------------------------------
                                   Steven M. Simon

CADY:                              /s/ Paul Cady
                                   -------------------------------------------
                                   Paul Cady

DG CADY:                           /s/  David G. Cady & Kim S. Cady
                                   -------------------------------------------
                                   David G. Cady & Kim S. Cady,
                                   as Joint Tenants

D. CADY:                           /s/  Daniel P. Cady & Jane Maland Cady
                                   -------------------------------------------
                                   Daniel P. Cady & Jane Maland Cady,
                                   as Joint Tenants